UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 22, 2007
                                                         -----------------


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                    1-4482                11-1806155
            --------                    ------                ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 22, 2007, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of January 1, 2007, by and between the Company and M. Catherine Morris. The Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this document.

Exhibit Number    Description
--------------    -----------
10.1              Agreement dated as of January 1, 2007 by and between the
                  Company and M. Catherine Morris.






                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
10.1              Agreement dated as of January 1, 2007 by and between the
                  Company and M. Catherine Morris.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARROW ELECTRONICS, INC.


Date:  February 22, 2007                       By:  /s/Peter S. Brown
                                                    -----------------
                                               Name:   Peter S. Brown
                                               Title:  Senior Vice President